EXHIBIT 23

                       CONSENT OF SHUMAKER WILLIAMS, P.C.
                           OF CAMP HILL, PENNSYLVANIA
                          SPECIAL COUNSEL TO REGISTRANT

                    CONTAINED IN OPINION LETTER AS EXHIBIT 5


                                      R-31